Income Taxes	9 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Loss before income taxes during the years ended December 31, 2020 and 2019 were as follows (in thousands):

	Years Ended December 31,
	2020	2019
Domestic	$(74,882)	$(73,742)
Foreign	(225)	617
Loss before income taxes	$(75,107)	$(73,125)
The provision for income taxes was as follows (in thousands):

	Years Ended December 31,
	2020	2019
Current:
Federal	$—	$—
State	11	3
Foreign	116	153
Total current provision for income taxes	127	156
Deferred:
Federal	—	—
State	—	—
Foreign	—	—
Total deferred provision for income taxes	—	—
Total provision for income taxes	$127	$156
Income tax expense (benefit) differed from the amount computed by applying the federal statutory income tax rate of 21% to pretax loss as a result of the following:

	Years Ended December 31,
	2020	2019
Statutory rate	(21.0)%	(21.0)%
State tax	(2.5)	(6.5)
Permanent items	0.4	0.3
Stock-based compensation	4.3	3.4
R&D credit	(4.2)	(2.7)
Other	0.1	0.1
Changes in valuation allowance	22.9	26.6
Foreign rate differential	0.2	—
Effective tax rate	0.2%	0.2%
The tax effects of significant items comprising the Company’s deferred taxes were as follows (in thousands):

	As of December 31,
	2020	2019
Deferred tax assets:
Net operating loss	$82,031	$77,082
Credit carryforwards	10,143	6,971
Stock-based compensation	3,149	2,782
Lease liability	9,288	868
Reserves, accruals and other	1,152	1,556
Total deferred tax assets	105,763	89,259
Valuation allowance	(96,044)	(87,326)
Total deferred tax assets, net	9,719	1,933
Deferred tax liabilities:
Fixed asset basis and other	(858)	(1,038)
ROU asset basis	(8,861)	(859)
Total deferred tax liabilities	(9,719)	(1,897)
Net deferred tax assets	$—	$36
Based upon available objective evidence, management believes it is more likely than not that the U.S. net deferred tax assets will not be fully realizable. Accordingly, the Company has established a full valuation allowance for its U.S. net deferred tax assets. The valuation allowance increased by $8.7 million and $21.5 million, respectively, during 2020 and 2019. The Company had aggregate deferred tax assets of $105.8 million and $89.3 million as of December 31, 2020 and 2019, respectively.
As of December 31, 2020, the Company had federal net operating loss carryforwards of $331.9 million, which begin to expire in 2028, and state net operating loss carryforwards of $185.0 million, which begin to expire in 2028. Of the $331.9 million U.S. federal net operating losses $152.8 million is carried forward indefinitely but is limited to 80% of taxable income. As of December 31, 2020, the Company had federal tax credits of $12.3 million, which begin to expire in 2028, and state tax credits of $10.1 million, which do not expire. The Internal Revenue Code (“IRC”) limits the amount of net operating loss carryforwards that a company may use in a given year in the event of certain cumulative changes in ownership over a three-year period as described in Section 382 of the IRC. Utilization of net operating loss carryforwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by the IRC, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization.
The Company accounts for uncertainty in income taxes in accordance with ASC 740 Income Taxes. Tax positions are evaluated in a two-step process, whereby the Company first determines whether it is more likely than not that a tax position will be sustained upon examination by the tax authority, including resolutions of any related appeals or litigation processes, based on technical merit. If a tax position meets the more-likely-than-not recognition threshold it is then measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.
A reconciliation of the beginning and ending balances of unrecognized tax benefit were as follows (in thousands):

	Years Ended December 31,
	2020	2019
Gross unrecognized tax benefits - beginning of year	$6,972	$4,647
Increases related to current year tax positions	3,129	1,939
Increases related to prior year tax positions	43	386
Gross unrecognized tax benefits - end of year	$10,144	$6,972
All of the unrecognized tax benefits as of December 31, 2020 are accounted for as a reduction in the Company’s deferred tax assets. Due to the Company’s valuation allowance, none of the $10.1 million of unrecognized tax benefits, related solely to its federal and state research and development income tax credits, would affect the Company’s effective tax rate, if recognized. The Company does not believe it is reasonably possible that its unrecognized tax benefits will significantly change in the next twelve months.
The Company recognizes interest and penalties related to unrecognized tax benefits as income tax expense. There was no interest or penalties accrued related to unrecognized tax benefits for the years ended December 31, 2020 and 2019, and no liability for accrued interest or penalties related to unrecognized tax benefits as of December 31, 2020 and 2019.
The Company has identified its U.S. federal and California tax returns as “material” tax filings. The Company is not currently under examination by income tax authorities in any jurisdiction. However, because the Company has net operating losses in several jurisdictions, including the United States federal and various state jurisdictions, certain items attributable to closed tax years are still subject to adjustment by applicable taxing authorities through an adjustment to tax attributes carried forward to open years. All tax returns will remain open for examination by the federal and most state taxing authorities for three years and four years, respectively, from the date of utilization of any net operating loss carryforwards or research and development income tax credits.
Income Taxes
The Company’s provision for income taxes for interim periods was determined using an estimate of its annual effective tax rate, adjusted for discrete items, if any, that arose during the period. Each quarter, the Company updates its estimate of the annual effective tax rate, and if the estimated annual effective tax rate changes, the Company makes a cumulative adjustment in such period.
The Company’s quarterly tax provision, and estimate of its annual effective tax rate, is subject to variation due to several factors, including variability in pretax income (or loss), the mix of jurisdictions to which such income (or loss) relates, tax law developments and changes in how the Company does business, such as acquisitions, intercompany transactions, or the Company’s corporate structure.
The Company recorded an income tax expense for the nine months ended September 30, 2021 and 2020, neither of which were material and both were primarily driven by foreign taxes.